Exhibit 99.5
AMENDED AND RESTATED
BY-LAWS
of
INDEPENDENT BANK CORP.
As Adopted by the Board on February 25, 2010
ARTICLE FIRST
     The fiscal year of the corporation shall be the year ending with the last day of December in each year.
ARTICLE SECOND
Stockholders
     Section 1. Annual Meeting. The annual meeting of stockholders shall be held on such date and at such hour as shall be fixed by the Directors or the Chairman of the Board each year and stated in the notice of the meeting, which date and hour may subsequently be changed at any time, including the year any such determination occurs. The purposes for which the annual meeting is to be held, in addition to those prescribed by law, by the Articles of Organization or by these By-Laws, may be specified by the Directors or the President. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu thereof, and any action taken at such meeting shall have the same effect as if taken at the annual meeting.
     Section 2. Special Meeting. Special meetings of the stockholders may be called by the Chairman of the Board, if any, the President, or by a majority of the Directors acting by vote or by written instrument or instruments signed by such a majority of them. Special meetings of the stockholders shall be called by the Clerk, or in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold beneficially at least two-thirds of the capital stock of the Corporation entitled to vote at the meeting, stating the time, place and purposes of the meeting. No call of a special meeting of the stockholders shall be required if such notice of the meeting shall have been waived either in writing or by a telegram, or other means of electronic transmission, by every stockholder entitled to notice thereof, or by his attorney thereunto authorized.
     Section 3. Place of Meetings; Adjournments. All meetings of stockholders shall be held at the principal office of the corporation unless a different place (within the United States) is fixed by the Directors or the Chairman of the Board and stated in the notice of the meeting, provided, that, when any meeting is convened, the presiding officer, if directed by the Board of Directors, may adjourn the meeting for a period of time not to exceed 30 days if (a) no quorum is present for the transaction of business or (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders (i) to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders or (ii) otherwise to exercise effectively their voting rights. The presiding officer in such event shall announce the adjournment and date, hour and place of reconvening and shall cause notice thereof to be posted at the place of meeting designated in the notice which was sent to the stockholders, and if such date is more than 10 days after the original date of the meeting the Clerk shall give notice thereof in the manner provided in Section 4 of this Article Second. In addition to the foregoing procedures for adjournment, any meetings of the stockholders may be adjourned in accordance with the procedures set forth in Section 5 of this Article Second.
     Section 4. Notices. Notice of all meetings of stockholders shall be given as follows, to wit: - A written notice, stating the place, day and hour thereof, shall be given by the Clerk or an Assistant Clerk or the person or persons calling the meeting, at least seven days before the meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law, the Articles of Organization, or these By-laws, is entitled to such notice, by leaving such notice with him or his residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears upon the books of the corporation. Notices of all meetings of stockholders shall state the purposes for which the meetings are called. No notice need be given to any stockholder if a waiver of notice in writing or by telegram, or other means of electronic transmission, executed before or after the meeting by the stockholder or his attorney thereunto authorized is filed with the records of the meeting. It shall be the duty of every stockholder to furnish to the Clerk of the corporation or to the transfer agent, if any, of the class of stock owned by such stockholder, his or her post office address and to notify the Clerk or the transfer agent of any change therein.
     No business may be transacted at a meeting of the stockholders except that which is (a) specified in the notice thereof given by or at the direction of the Board of Directors or in a supplemental notice given by or at the direction of the Board of Directors and otherwise in compliance with the provisions hereof, (b) brought before the meeting by or at the direction of the Board of Directors or the presiding officer or (c) properly brought before the meeting by or on behalf of any stockholder who shall have been a stockholder of record at the time of giving notice by such stockholder provided for in this paragraph and who shall continue to be entitled at the time of such meeting to vote thereat and who complies with the notice procedures set forth in this paragraph with respect to any business sought to be brought before the meeting by or on behalf of such stockholder other than the election of Directors and with the notice provisions set forth in Section 3 of Article Third with respect to the election of Directors. In addition to any other applicable requirements, for business to be properly brought before a meeting by or on behalf of a stockholder (other than a stockholder proposal included in the corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), the stockholder must have given timely notice thereof in writing to the Clerk of the corporation. In order to be timely given, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation (a) not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the corporation or (b) in the case of a special meeting or in the event that the annual meeting is called for a date (including any change in a date determined by the Board of Directors pursuant to Section 1 of this Article Second) more than 75 days prior to such anniversary date, notice by the stockholder to be timely given must be so received not later than the close of business on the 20th day following the date on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. Such stockholder’s notice to the Clerk shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of the stockholder proposing such business, (c) the class and number of shares of capital stock of the corporation held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice by the stockholder and (d) all other information which would be required to be included in a proxy statement or other filings required to be filed with the Securities and Exchange Commission if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Regulation 14A under the Exchange Act (the “Proxy Rules”). In the event the proposed business to be brought before the meeting by or on behalf of a stockholder relates or refers to a proposal or transaction involving the stockholder or a third party which, if it were to have been consummated at the time of the meeting, would have required of such stockholder or third party or any of the affiliates of either of them any prior notification to, filing with, or any orders or other action by, any governmental authority, then any such notice to the Clerk shall be accompanied by appropriate evidence of the making of all such notifications or filings and the issuance of all such orders and the taking of all such actions by all such governmental authorities.
     Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 4; provided, however, that nothing in this Section 4 shall be deemed to preclude discussion by any stockholder of any business properly brought before such meeting.
     The presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedures, and if he or she should so determine, he or she shall so declare to the meeting and that business shall be disregarded.
     Section 5. Quorum. At any meeting of stockholders a quorum for the transaction of business shall consist of one or more individuals appearing in person and/or as proxies and owning and/or representing a majority of the shares of the corporation then outstanding and entitled to vote. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.
     Section 6. Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote and a proportionate vote for any fractional share entitled to vote, held by him of record according to the records of the corporation, unless otherwise provided by the Articles of Organization. Stockholders may vote either in person or by written proxy dated not more than six months before the meeting named therein. Proxies shall be filed with the Clerk or other person responsible for recording the proceedings before being voted at any meeting or any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons named therein to vote at the meeting specified therein and at any adjourned session of such meeting but shall not be valid after final adjournment of the meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.
     Section 7. Action at Meeting. When a quorum is present, the action of the stockholders on any matter properly brought before such meeting shall be decided by the stockholders of a majority of the stock present or represented and entitled to vote and voting on such matter, except where a different vote is required by law, the Articles of Organization or these By-Laws. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.
     Section 8. Special Action. Any action to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action by a writing filed with the records of the meetings of stockholders. Such consent shall be treated for all purposes as a vote at a meeting.
     Section 9. Record Date. The Directors may fix in advance a time which shall be not more than sixty days prior to (a) the date of any meeting of stockholders, (b) the date for the payment of any dividend or the making of any distribution to stockholders, or (c) the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof, the right to receive such dividend or distribution, or the right to give such consent or dissent. In such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. Without fixing such record date the Directors may for any such purposes close the transfer books for all or any part of such period.
ARTICLE THIRD
Directors
     Section 1. Powers. The business of the corporation shall be managed by a Board of Directors who shall have and may exercise all the powers of the corporation except as otherwise reserved to the stockholders by law, by the Articles of Organization or by these By-laws.
     Section 2. Number; Term of office and Qualification.
     (a) The number of Directors of the corporation shall be not less than three nor more than twenty-five as shall be fixed within the limits provided by the Articles of Organization, by vote of the Board of Directors taken at any regular or special meeting thereof. Within the limits above specified, the Board of Directors may at any meeting increase or decrease the number of Directors in one or more classes as may be appropriate whenever it increases or decreases the number of Directors in order to ensure that the three classes shall be as nearly equal as possible.
     The Directors other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation

(“Preference Stock Directors”) shall be classified with respect to the time for which they severally hold office, into three classes, as provided by law or in the Articles of Organization. At each annual meeting of stockholders of the corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when their successors shall have been elected and qualified. No Director shall continue to serve on the corporation’s Board of Directors once he or she attains the age of 72 years.
     (b) Except for Preference Stock Directors, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
     Section 3. Nominating Committee; Nominations for Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the corporation, except as provided in the Articles of Organization with respect to nominations by holders of preferred stock in certain circumstances. Nominations of persons for election to the Board of Directors at the annual meeting of stockholders may be made at the annual meeting of stockholders (a) by the Board of Directors or at the direction of the Board of Directors by any nominating committee or person appointed by the Board of Directors or designated in the Articles of organization or these By-Laws or (b) by any stockholder of record at the time of giving notice provided for in this Section 3 and who shall continue to be entitled at the time of the meeting to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 3 rather than the notice procedures with respect to other business set forth in Section 4 of Article Second. Nominations by stockholders shall be made only after timely notice by such stockholder in writing to the Clerk of the corporation. In order to be timely given, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the corporation; provided, however, that in the event that the meeting is called for a date, including any change in a date determined by the Directors pursuant to Section 1 of Article Second, more than 75 days prior to such anniversary date, notice by the stockholder to be timely given must be so received not later than the close of business on the 20th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder’s notice to the Clerk shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation, if any, which are beneficially owned by the person, (iv) any other information regarding the nominee as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Proxy Rules, and (v) the consent of each nominee to serve as a Director of the corporation if so elected; and (b) as to the stockholder giving notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a representation that the stockholder (and any party on whose behalf or in concert with whom such stockholder is acting) is qualified at the time of giving such notice to have such individual serve as the nominee of such stockholder (and any party on whose behalf or in concert with whom such stockholder is acting) if such individual is elected, accompanied by copies of any notification or filings with, or orders or other actions by, any governmental authority which are required in order for such stockholder (and any party on whose behalf such stockholder is acting) to be so qualified, (v) a description of all arrangements or understandings between such stockholder and each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder and (vi) such other information regarding such stockholder as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Proxy Rules. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility or qualification of such proposed nominee to serve as a Director. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth herein.
     The presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.
     Section 4. Election of Directors. At each meeting of the stockholders for the election of Directors at which a quorum is present, the persons receiving a plurality of the votes among the nominees for the vacancies then being filled shall be the Directors. Such election shall be by ballot whenever requested by any person entitled to vote at such meeting; but unless so requested, such election may be conducted in any way approved at such meeting.
     Section 5. Removal of Directors. Subject to the provisions of the Articles of Organization, any Director may be removed, but only for cause and by the affirmative vote of the holders of a majority of all the shares of the corporation outstanding and then entitled to vote generally in the election of Directors.
     Section 6. Annual Meeting. Immediately after each annual meeting of stockholders, or the special meeting held in lieu thereof, and at the place thereof, if a quorum of the Directors elected at such meeting were present thereat, there shall be a meeting of the Directors without notice; but if such a quorum of the Directors elected thereat were not present at such meeting, or if present do not proceed immediately thereafter to hold a meeting of the Directors, the annual meeting of the Directors shall be called in the manner hereinafter provided with respect to the call of special meetings of Directors.

     Section 7. Regular Meetings. Regular meetings of the Directors may be held at such times and places as shall from time to time be fixed by resolution of the Board and no notice need be given of regular meetings held at times and places so fixed, PROVIDED, HOWEVER, that any resolution relating to the holding of regular meetings shall remain in force only until the next annual meeting of stockholders, or the special meeting held in lieu thereof, and that if at any meeting of Directors at which a resolution is adopted fixing the times or place or places for any regular meetings any Director is absent, no meeting shall be held pursuant to such resolution until either each such absent Director has in writing or by telegram, or other means of electronic transmission, approved the resolution or seven days have elapsed after a copy of the resolution certified by the Clerk has been mailed, postage prepaid, addressed to each such absent Director at his last known home or business address.
     Section 8. Special Meetings. Special meetings of the Directors may be called by the Chairman of the Board, by the President or by the Treasurer or by any two Directors and shall be held at the place designated in the call thereof.
     Section 9. Notices. Notices of any special meeting of the Directors shall be given by the Clerk or any Assistant Clerk to each Director, by mailing to him, postage prepaid, to the address, as registered on the books of the corporation, or if not so registered at his last known home or business address, a written notice of such meeting at least four days before the meeting or by delivering such notices to him at least forty-eight hours before the meeting or by sending to him at least forty-eight hours before the meeting, by prepaid telegram, by facsimile, by email, or by other means of electronic transmission, addressed to him at such address, facsimile number, email address or other electronic contact information, as registered on the books of the corporation, notice of such meeting. If the Clerk refuses or neglects for more than twenty-four hours after receipt of the call to give notice of such special meeting, or if the office of Clerk is vacant or the Clerk is absent from the Commonwealth of Massachusetts, or incapacitated, such notice may be given by the officer or one of the Directors calling the meeting. Notice need not be given to any Director if a waiver of notice in writing or by electronic transmission, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who is present in person at the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice of a Directors’ meeting need not specify the purposes of the meeting.
     Section 10. Quorum. At any meeting of the Directors a majority of the number of Directors required to constitute a full Board, as fixed in or determined pursuant to these By-laws as then in effect, shall constitute a quorum for the transaction of business. Whether or not a quorum is present, any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question and the meeting may be held as adjourned without further notice.
     Section 11. Action at Meeting. Except as otherwise provided herein or in the Articles of organization, at any meeting of the Directors at which a quorum is present, the action of the Directors on any matter brought before the meeting shall be decided by the vote of a majority of those present and voting, unless a different vote is required by law, the Articles of Organization, or these By-laws.

     Section 12. Participation by Telephone at a Meeting. Any Director or member of any committee designated by the Directors may participate in a meeting of the Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting for all purposes, including, without limitation, for purposes of Sections 9, 10, 11 and 14 of this Article.
     Section 13. Special Action. Any action by the Directors may be taken without a meeting if a written consent thereto is signed by all the Directors and filed with the records of the Directors’ meetings. Such consent shall be treated as a vote of the Directors for all purposes.
     Section 14. Committees. The Directors may, by vote of a majority of the number of Directors required to constitute a full Board as fixed in or determined pursuant to these By-laws as then in effect, elect from their number an executive or other committees and may by like vote delegate thereto some or all of their powers except those which by law, the Articles of organization or these By-laws they are prohibited from delegating. Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these By-laws for the Directors.
     Section 15. Honorary Directors. The Board of Directors may include such number of honorary directors among the Board of Directors as shall be fixed from time to time by the Board of Directors. Honorary directors shall be elected and removed in the same manner and shall have the same tenure of office as other Directors in their classification as determined by the Board of Directors. Honorary directors shall not be included in any calculation to determine a quorum of Directors for transaction of business at a meeting. The Board of Directors shall fix from time to time the compensation to be paid, if any, to honorary directors by a vote of a majority of the Board of Directors. Honorary directors shall not be entitled to vote on or consent to any matters on or to which Directors shall vote or consent but shall otherwise enjoy all privileges of Directors.
ARTICLE FOURTH
Officers
     Section 1. Enumeration. The officers of the corporation shall be a Chief Executive Officer, a President, a Treasurer, a Clerk, and a Chairman of the Board and such Vice Chairmen of the Board, Vice Presidents, Assistant Treasurers, Assistant Clerks, and other officers as may from time to time be determined by the Directors.
     Section 2. Election. The Chairman of the Board, Chief Executive Officer, President, Treasurer and Clerk shall be elected annually by the Directors at their first meeting following the annual meeting of stockholders, or the special meeting held in lieu thereof. Other officers may be chosen by the Directors.
     Section 3. Qualification. Any officer may, but need not be, a Director or a stockholder. Any two or more offices may be held by the same person. The Clerk shall be a resident of Massachusetts unless the corporation has a resident agent appointed for the purpose of service process. Any officer may be required by the Directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the Directors may determine.
     Section 4. Tenure. Except as otherwise provided by law, by the Articles of organization or by these By-laws, the Chairman of the Board, Chief Executive Officer, President, Treasurer and Clerk shall hold office until the first meeting of the Directors following the annual meeting of stockholders, or the special meeting held in lieu thereof, and thereafter until his successor is chosen and qualified. Other officers shall hold office until the first meeting of the Directors following the annual meeting of stockholders, or the special meeting held in lieu thereof, unless a shorter term is specified in the vote choosing or appointing them. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Clerk, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
     Section 5. Removal. The Directors may remove any officer with or without cause by a vote of a majority of the entire number of Directors then in office, provided, that an officer may be removed for cause only after reasonable notice and opportunity to be heard by the Board of Directors prior to action thereon.
     Section 6. Chief Executive Officer. The Board shall designate which officer shall serve as the Chief Executive Officer, who shall have the primary authority among the officers of the corporation for the conduct of the business and affairs of the corporation, subject always to the control and direction of the Board of Directors. It shall be the duty of the Chief Executive Officer and he or she shall have the power to see that all orders and resolutions of the Directors are carried into effect. The Chief Executive Officer, as soon as reasonably possible after the close of each fiscal year, shall submit to the Directors a report of the operations of the corporation for such year and a statement of its affairs and shall from time to time report to the Directors all matters within his or her knowledge which the interests of the corporation may require to be brought to its notice.
     Section 7. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and at all meetings of the Directors. The Chairman of the Board shall perform such other duties and have such other powers as the Directors may designate. The Chairman of the Board may also be the Chief Executive Officer of the corporation.
     Section 8. President. In the absence of the Chairman of the Board, the President shall preside at all stockholders’ meetings. The President shall perform such other duties and have such other powers as the Directors may designate.
     Section 9. Vice Chairman of the Board. Each Vice Chairman of the Board shall have such powers and perform such duties as the Directors shall from time to time designate.
     Section 10. Treasurer. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as shall be designated by the Directors or in the absence of such designation in such depositories as he shall from time to time deem proper. He shall disburse the funds of the corporation as shall be ordered by the Directors, taking proper vouchers for such disbursements. He shall promptly render to the Chief Executive Officer and to the Directors such statements of his transactions and accounts as the Chief Executive Officer and Directors respectively may from time to time require. The Treasurer shall perform such duties and have such powers additional to the foregoing as the Directors may designate and shall report to the Board of Directors.
     Section 11. Assistant Treasurers. In the absence or disability of the Treasurer, his powers and duties shall be performed by the Assistant Treasurer, if only one, or, if more than one, by the one designated for the purpose by the Directors. Each Assistant Treasurer shall have such other powers and perform such other duties as the Directors shall from time to time designate.
     Section 12. Clerk/Secretary. The Clerk shall record in books kept for the purposes all votes and proceedings of the stockholders and, if there be no Secretary or Assistant Secretary, the Clerk may be referred to as Secretary and shall record as aforesaid all votes and proceeding of the Directors at their meetings. Unless the Directors shall appoint a transfer agent and/or registrar or other officer or officers for the purpose, the Clerk shall be charged with the duty of keeping, or causing to be kept, accurate records of all stock outstanding, stock certificates issued and stock transfers; and, subject to such other or different rules as shall be adopted from time to time by the Directors, such records may be kept solely in the stock certificate books. The Clerk shall perform such duties and have such powers additional to the foregoing as the Directors shall designate.
     Section 13. Assistant Clerks. In the absence or disability of the Clerk or in the event of a vacancy in such office, the Assistant Clerk, if one be elected, or, if there be more than one, the one designated for the purpose by the Directors, shall perform the duties of the Clerk. Each Assistant Clerk shall have such other powers and perform such other duties as these By-laws may provide or as the Directors may from time to time designate. A temporary Clerk designated by the person presiding shall perform the duties of the Clerk in the absence of the Clerk and Assistant Clerks from any meeting of stockholders or Directors.
     Section 14. Secretary and Assistant Secretaries. If a Secretary is elected, he shall keep a record of the meetings of the Directors and in his absence, an Assistant Secretary, if one be elected, or, if there be more than one, the one designated for the purpose by the Directors, otherwise the Clerk/Secretary, or, in his absence, a Temporary Clerk/Secretary designated by the person presiding at the meeting, shall perform the duties of the Secretary. Each Assistant Secretary shall have such other powers and perform such other duties as the Directors may from time to time designate.

ARTICLE FIFTH
Provisions Relating to Capital Stock
     Section 1. Unissued Stock. Subject to such limitations as may be contained in the Articles of Organization of the corporation, the Board of Directors shall have the authority to issue from time to time the whole or any part of any unissued balance of the authorized stock of the corporation to such persons, for such consideration, whether cash, property, services or expenses, and on such terms as the Directors may from time to time determine without first offering the same for subscription to stockholders of the corporation.
     Section 2. Certificates of Stock. Each stockholder shall be entitled to a certificate or certificates representing in the aggregate the shares owned by him and certifying the number and class thereof, which shall be in such form as the Directors shall adopt. Each certificate of stock shall be signed by the President or a vice President and by the Treasurer or an Assistant Treasurer, but when a certificate is countersigned by a transfer agent or a registrar, other than a Director, officer or employee of the corporation, such signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the Articles of Organization, the By-laws or any agreement to which the corporation is a party, shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement of the existence of such restriction and a statement that the corporation will furnish a copy to the holder of such certificate upon written request and without charge. Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.
     Section 3. Transfer of Stock. The stock of the corporation shall be transferable, so as to affect the rights of the corporation, only by transfer recorded on the books of the corporation, in person or by duly authorized attorney, and upon the surrender of the certificate or certificates properly endorsed or assigned.
     Section 4. Equitable Interests Not Recognized. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact hereof and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person except as may be otherwise expressly provided by law.
     Section 5. Lost or Destroyed Certificates. The Directors of the corporation may, subject to Massachusetts General Laws, Chapter 106 Section 8-405, as amended from time to time, determine the conditions upon which a new certificate of stock may be issued in place of any certificate alleged to have been lost, destroyed, or mutilated.

     Section 6. Control Share Acquisitions. Until such time as this Section 6 shall be repealed or these By-Laws shall be amended to provide otherwise, in each case in accordance with Article Tenth of the By-Laws, the provisions of Chapter 110D of the Massachusetts General Laws shall not apply to “control share acquisitions” of the corporation within the meaning of said Chapter 110D.
ARTICLE SIXTH
Stock in Other Corporation
     Except as the Directors may otherwise designate, the Chief Executive Officer may waive notice of, and appoint any person or persons to act as proxy or attorney in fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.
ARTICLE SEVENTH
[Intentionally Omitted]
ARTICLE EIGHTH
Checks, Notes, Drafts and Other Instruments
     Checks, notes, drafts and other instruments for the payment of money drawn or endorsed in the name of the corporation may be signed by any officer or officers or person or persons authorized by the Directors to sign the same. No officer or person shall sign such instrument as aforesaid unless authorized by the Directors to do so.
ARTICLE NINTH
Seal
     The seal of the corporation shall be circular in form, bearing its name, the word “Massachusetts”, and the year of its incorporation. The Clerk or any Assistant Clerk may affix the seal (as may any other officer if authorized by the Directors) to any instrument requiring the corporate seal.
ARTICLE TENTH
Amendments
     These By-laws may at any time be amended by the stockholders provided that notice of the substance of the proposed amendment is stated in the notice of the meeting. If authorized by the Articles of Organization, the Directors may also make, amend, or repeal these By-laws in whole or in part, except with respect to any provision thereof which by law, the Articles of organization, or these By-laws requires action by the stockholders. Not later than the time of giving notice of the meeting of stockholders next following the making, amending or repealing by the Directors of any By-law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-laws. Any By-laws adopted by the Directors may be amended or repealed by the stockholders.
ARTICLE ELEVENTH
Transactions With Related Parties
     The corporation may enter into contracts or transact business with one or more of its Directors, officers, or stockholders or with any corporation, association, trust company, organization or other concern in which any one or more of its Directors, officers or stockholders are Directors, officers, trustees, shareholders, beneficiaries or stockholders or otherwise interested and other contracts or transactions in which any one or more of its Directors, officers or stockholders is in any way interested; and in the absence of fraud, no such contract or transaction shall be invalidated or in any way affected by the fact that such Directors, officers or stockholders of the corporation have or may have interests which are or might be adverse to the interest of the corporation even though the vote or action of Directors, officers or stockholders having such adverse interests may have been necessary to obligate the corporation upon such contract or transaction. At any meeting of the Board of Directors of the corporation (or any duly authorized committee thereof) which shall authorize or ratify any such contract or transaction, any such Director or Directors, may vote or act thereat with like force and effect as if he had no such interest, provided, in such case the nature of such interest (though not necessarily the extent or details thereof) shall be disclosed or shall have been known to the Directors or a majority thereof. A general notice that a Director or officer is interested in any corporation or other concern of any kind above referred to shall be a sufficient disclosure as to such Director or officer with respect to all contracts and transactions with such corporation or other concern. No Director shall be disqualified from holding office as Director or officer of the corporation by reason of any such adverse interests. In the absence of fraud, no Director, officer or stockholder having such adverse interest shall be liable to the corporation or to any stockholder or creditor thereof or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such Director, officer or stockholder be accountable for any gains or profits realized thereon.
ARTICLE TWELFTH
Indemnification of Directors, Officers and Others
     Section 1. Indemnification of Directors and Officers.
     (a) Except as otherwise provided in the By-laws or the Articles of Organization, to the fullest extent permitted by applicable law, including Chapter 156D of the General Laws of The Commonwealth of Massachusetts (the “Massachusetts Business Corporation Act”) and section 18(k) of the Federal Deposit Insurance Act and the regulations promulgated thereunder, a Director or Officer of this Corporation shall be indemnified by the Corporation against all Liabilities that are incurred or suffered by him or her or on his or her behalf in connection with any threatened, pending or completed Proceeding (without regard to whether the basis of such Proceeding is alleged action in an official capacity as a Director or Officer or in any other capacity for or on behalf of the Corporation while serving as a Director or Officer) or any claim, issue or matter therein, which Proceeding such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, but only if:
          (i)(A) such Director or Officer conducted himself or herself in good faith; and
          (B) he or she reasonably believed that his or her conduct was in the best interests of the Corporation or that his or her conduct was at least not opposed to the best interests of the Corporation or that his or her conduct was at least not opposed to the best interests of the Corporation; and
          (C) in the case of any criminal Proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or
          (ii) such Director or Officer engaged in conduct for which he or she shall not be liable under Article VI, Section 7 of the Articles of Organization;
provided, however, that the Corporation shall not be required to indemnify or advance expenses to a Director or Officer in connection with a Proceeding initiated by such Director or Officer (including, without limitation, any cross-claim or counterclaim), unless the initiation of such Proceeding was authorized by the Board of Directors of the Corporation.
     The rights of indemnification provided in this Section shall continue as to a Director or Officer and shall inure to the benefit of his or her heirs, estate, executors, administrators and personal representatives. If the Massachusetts Business Corporation Act hereafter is amended, then the indemnification of a Director or Officer of this Corporation, in addition to the indemnification provided herein, shall be provided to the fullest extent permitted by such amendment or amendments. Any repeal or modification of this provision by the stockholders of this Corporation shall be prospective only, and shall not adversely affect the indemnification of a Director or Officer of this Corporation existing at the time of such repeal or modification.
     (b) A Director’s or Officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the Corporation.
     (c) The termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Director or Officer did not meet the relevant standard of conduct described in this Section.
     (d) Unless ordered by a court, the Corporation may not indemnify a Director or Officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).
     Section 2. Advance for Expenses. The Corporation shall, before final disposition of a Proceeding, advance funds to pay for or reimburse the reasonable Expenses incurred by a Director or Officer who is a party to a Proceeding because he or she is a Director or Officer if he or she delivers to the Corporation:

     (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 1 of this Article Twelfth or that the Proceeding involves conduct for which liability has been eliminated under Section 7 of Article VI of the Articles of Organization or any other provision of the Articles of Organization as authorized by Section 2.02(b)(4) of the Massachusetts Business Corporation Act or any successor provision to such Section; and
     (b) his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such Proceeding and it is ultimately determined pursuant to Section 3 or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 1. Such undertaking must be an unlimited obligation of the Director or Officer but need not be secured and shall be accepted without reference to the financial ability of the Director or Officer to make repayment
          If a claim under Section 1 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Director or Officer shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Director or Officer has not met the requirements set forth in Section 1. In (i) any suit brought by the Director or Officer to enforce a right to indemnification hereunder (but not in a suit brought by the Director or Officer to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Director or Officer has not met the applicable standard for indemnification set forth in the Massachusetts Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Director or Officer is proper in the circumstances because the Director or Officer has met the applicable standard of conduct set forth in the Massachusetts Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Director or Officer has not met such applicable standard of conduct, shall create a presumption that the Director or Officer has not met the applicable standard of conduct or, in the case of such a suit brought by the Director or Officer, be a defense to such suit. In any suit brought by the Director or Officer to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Director or Officer is not entitled to be indemnified, or to such advancement of expenses, under this Article Twelfth or otherwise shall be on the Corporation.
     Section 3. Determination of Indemnification. The determination of whether a Director or Officer has met the relevant standard of conduct set forth in Section 1 shall be made:

     (a) if there are two or more disinterested Directors, by the Board of Directors by a majority vote of all the disinterested Directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested Directors appointed by vote;
     (b) by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested Directors, selected by the Board of Directors, in which selection Directors who do not qualify as disinterested Directors may participate; or
     (c) by the shareholders, but shares owned by or voted under the control of a Director who at the time does not qualify as a disinterested Director may not be voted on the determination.
     Section 4. Notification and Defense of Claim; Settlements.
     (a) In addition to and without limiting the foregoing provisions of this Article Twelfth and except to the extent otherwise required by law, it shall be a condition of the Corporation’s obligation to indemnify under Section 1 (in addition to any other condition provide in the By-laws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the Corporation in writing as soon as practicable of any Proceeding involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the Corporation’s objection to indemnify except to the extent the Corporation is adversely affected thereby. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the Corporation to such person of its election so to assume such defense, the Corporation shall not be liable to such person for any Expenses subsequently incurred by such person in connection with such Proceeding other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the Corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and such person in the conduct of the defense of such Proceeding or (3) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the Corporation, except as otherwise expressly provided by this Article Twelfth . The Corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.
     (b) The Corporation shall not be required to indemnify such person under this Article Twelfth for any amounts paid in settlement of any Proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 3, except that if there are fewer than two disinterested Directors, authorization of indemnification shall be made by the Board of Directors, in which authorization Directors who do not qualify as disinterested directors may participate. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on such person without such person’s written consent. Neither the Corporation nor such person will unreasonably withhold their consent to any proposed settlement.
     Section 5. Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is a Director or Officer of the Corporation, or who, while a Director or Officer of the Corporation, serves at the Corporation’s request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her Corporate Status, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article Twelfth.
     Section 6. Application of Article Twelfth.
     (a) The Corporation shall not be obligated to indemnify or advance Expenses to a Director or Officer of a predecessor of the Corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.
     (b) This Article Twelfth shall not limit the Corporation’s power to (1) pay or reimburse expenses incurred by a Director or an Officer in connection with his or her appearance as a witness in a Proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.
     (c) The indemnification and advancement of Expenses provided by, or granted pursuant to, this Article Twelfth shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of Expenses may be entitled.
     (d) Each person who is or becomes a Director or Officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article Twelfth. All rights to indemnification under this Article Twelfth shall be deemed to be provided by a contract between the Corporation and the person who serves as a Director or Officer of the Corporation at any time while this Article Twelfth and the relevant provisions of the Massachusetts Business Corporation Act are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
     (e) The Corporation may, upon the affirmative vote of a majority of the Directors then in office, indemnify or advance Expenses to any person who has served at its request as a Director, trustee, officer, employee or other agent of another organization, or at its request in any capacity with respect to any employee benefit plan.
     (f) If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the full extent permitted or required by any such amendment.
     Section 7. Definitions for the Purposes of Article Twelfth.

     (a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation or (iii) while he or she is or was serving as a Director or Officer, he or she also is or was serving, at the request or direction of the Corporation, as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities before said transaction, unless specifically authorized by the Board of Directors or stockholders of the Corporation;
     (b) “Director” means any person who serves or has served as a member of the Board of Directors of the Corporation;
     (c) “Expense” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees and expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;
     (d) “Liabilities” means all Expenses and any other liability or loss, including judgments, fines, penalties and amounts reasonably paid in settlement;
     (e) “Officer” means any person who serves or has served as an officer of the Corporation; and
     (f) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative.